UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 10, 2018

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36400	46-5292553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 8.01    OTHER EVENTS

On May 10, 2018 Ashford Inc. (the “Company”) will make a presentation to the investment community, which includes discussions relating to the previously announced transaction between the Company and Remington Holdings, LP (“Remington”), pursuant to the terms of a Combination Agreement, dated April 6, 2018, by and among Ashford, Remington, Monty J. Bennett, Archie Bennett, Jr., Remington Holdings GP, LLC, Project Management LLC, MJB Investments, LP, Mark A. Sharkey, Ashford Holding Corp. and Ashford Merger Sub Inc.  The presentation is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

In connection with the transaction described above, the Company will file with the SEC a proxy statement. Additionally, the Company files annual, quarterly and current reports, proxy and information statements and other information with the SEC.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION.  The proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, www.ashfordinc.com, under the “Investors” link, or by requesting them in writing or by telephone from the Company at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600.

The Company, Remington and certain of their respective directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders that will occur in connection with the transaction.  Information concerning the interests of the directors and officers of the Company who may be considered “participants” in the solicitation is or will be set forth in the Company’s Annual Report on Form 10-K filed with the SEC, as amended, and will be set forth in the proxy statement relating to the transaction when the proxy statement becomes available.  Information concerning the directors and officers of Remington who may be considered “participants” in the solicitation will be set forth in the proxy statement.  Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, by directing a request to the Company at the address above, or at www.ashfordinc.com.

Safe Harbor for Forward-Looking Statements

Certain statements and assumptions in this presentation contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Remington project management transaction; the failure to satisfy conditions to completion of the transaction, including receipt of regulatory approvals and stockholder approval; changes in the business or operating prospects of Remington’s Project Management business; adverse litigation or regulatory developments; our success in implementing our business development plans of integrating the Company’s and Remington’s Project Management business and realizing the expected benefits of the transaction, if any; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified transaction personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition.  These and other risk factors are more fully discussed in the Company’s filings with the SEC.

The forward-looking statements included in this document are only made as of the date of this document. Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit Number	Description

99.1	Presentation to the investment community, dated May 10, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2018

ASHFORD INC.

By:	/s/ Deric S. Eubanks
Deric S. Eubanks
Chief Financial Officer